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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):   April 18, 2001


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                      1-7882                    94-1692300
         --------                      ------                    ----------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


         One AMD Place,
         P.O. Box 3453
         Sunnyvale, California                                    94088-3453
---------------------------------------                           ----------
(address of principal executive offices)                          (Zip Code)


Registrant's telephone number,
 including area code:                                             (408) 732-2400
                                                                   -------------


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Item 5.  Other Events.
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             On April 18, 2001, Advanced Micro Devices, Inc. (the "Company")
announced its first quarter sales. The Company reported sales of $1,188,747,000 and net income of $124,837,000 for the quarter ended April 1, 2001. Net income amounted to $0.37 per diluted share. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(c)  Exhibits

     Number                   Exhibit
     ------                   -------

     99.1    Press release dated April 18, 2001.

                                       2
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED MICRO DEVICES, INC.



Date:  April 23, 2001                 By: /s/ Robert J. Rivet
                                          -------------------
                                          Robert J. Rivet
                                          Senior Vice President, Chief Financial
                                          Officer

                                       3
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                                 Exhibit Index
                                 -------------


     Number          Exhibit
     ------          -------

     99.1    Press release dated April 18, 2001.

                                       4